Exhibit (g)(iv)

December 26, 2017

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: Kelly Q. Driscoll, Senior Vice President

Re: Natixis ETF Trust (the “Fund”)

Ladies and Gentlemen:

Please be advised that the undersigned Fund has established a new series of shares to be known as the Natixis Loomis Sayles Short Duration Income ETF (the “Series”).

In accordance with Section 18.7, the Additional Portfolios provision, of the Master Custodian Agreement dated as of September 1, 2005, as amended, supplemented and modified from time to time (the “Custody Agreement”), by and among each registered management investment company party thereto and State Street Bank and Trust Company, the undersigned Fund hereby requests that your bank act as Custodian for the Series under the terms of the Custody Agreement. In connection with such request, the undersigned Fund hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 18.4 of the Custody Agreement. The new Series will be an “ETF Fund” under the Custody Agreement and is hereby added to both Appendix A and Appendix B thereto, each of which shall be amended in their entirety and replaced with Appendix A and Appendix B hereto.

Kindly indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Fund and retaining one for your records.

Sincerely,

NATIXIS ETF TRUST
on behalf of:
Natixis Loomis Sayles Short Duration Income ETF

By:	/s/ Michael Kardok
Name:	Michael Kardok
Title:	Treasurer
Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

Effective Date: December 26, 2017

2

APPENDIX A

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC

AND PORTFOLIOS THEREOF, IF ANY

GATEWAY TRUST, on behalf of:

Gateway Equity Call Premium Fund

Gateway Fund

LOOMIS SAYLES FUNDS I, on behalf of:

Loomis Sayles Bond Fund

Loomis Sayles Core Disciplined Alpha Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Cap Value Fund

LOOMIS SAYLES FUNDS II, on behalf of:

Loomis Sayles Global Allocation Fund (fka Loomis Sayles Global Equity and Income Fund)

Loomis Sayles Growth Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small/Mid Cap Growth Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

NATIXIS ETF TRUST, on behalf of:

Natixis Loomis Sayles Short Duration Income ETF

Natixis Seeyond International Minimum Volatility ETF

NATIXIS FUNDS TRUST I, on behalf of:

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Multi-Asset Income Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Small Cap Value Fund

NATIXIS FUNDS TRUST II, on behalf of:

ASG Dynamic Allocation Fund

ASG Global Alternatives Fund

ASG Managed Futures Strategy Fund

A-1

ASG Tactical U.S. Market Fund

Loomis Sayles Dividend Income Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Strategic Alpha Fund

McDonnell Intermediate Municipal Bond Fund

Natixis Oakmark Fund

Vaughan Nelson Select Fund

Vaughan Nelson Value Opportunity Fund

NATIXIS FUNDS TRUST IV, on behalf of:

AEW Real Estate Fund

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2050 Fund

Natixis Sustainable Future 2055 Fund

Natixis Sustainable Future 2060 Fund

A-2

APPENDIX B

ETF FUNDS AND PORTFOLIOS THEREOF, IF ANY

NATIXIS ETF TRUST, on behalf of:

Natixis Loomis Sayles Short Duration Income ETF

Natixis Seeyond International Minimum Volatility ETF

B-1